UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): October 19, 2004


                             RADIOSHACK CORPORATION
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or Other Jurisdiction of Incorporation)


                 1-05571                               75-1047710
        (Commission File Number)            (IRS Employer Identification No.)


   100 Throckmorton Street, Suite 1800
           Fort Worth, Texas                              76102
(Address of principal executive offices)               (Zip Code)



                                 (817) 415-3700
              (Registrant's Telephone Number, Including Area Code)



  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  _ Written communications pursuant to Rule 425 under the Securities Act

  _ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

  _ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

  _ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition.

     On October 19, 2004, RadioShack Corporation (the "Company") issued a press release containing certain information with respect to its third quarter 2004 financial results. A copy of the press release is attached as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 19th day of October, 2004.

                                      RADIOSHACK CORPORATION


                                      /s/ Mark C. Hill
                                      ------------------------------------------
                                      Mark C. Hill
                                      Senior Vice President - Chief
                                      Administrative Officer, Secretary and
                                      General Counsel

                                  EXHIBIT INDEX

Exhibit No.

99.1     Press Release, dated October 19, 2004.

                                                                    Exhibit 99.1
                                                                October 19, 2004
                                                                    RSH-2004-056
For further information contact:
James M. Grant,                                   Charles Hodges,
Senior Director, Investor Relations               Director, Media Relations
(817) 415-7833                                    (817) 415-3300
Or                                                Media.relations@radioshack.com
Leah M. King                                      ------------------------------
Director, Investor Relations
(817) 415-2909
investor.relations@radioshack.com
---------------------------------

      RadioShack Corporation Announces Third Quarter 2004 Financial Results
                   Comparable Store Sales Up 5%, E.P.S. Up 26%


Fort Worth, Texas - RadioShack Corporation (NYSE: RSH) today announced net income of $69.7 million or $0.43 per diluted share for the quarter ended September 30, 2004 versus net income of $57.1 million or $0.34 per diluted share for the quarter ended September 30, 2003. This represents a third quarter 2004 growth rate of 22% in net income and 26% in diluted earnings per share.

Third quarter 2004 comparable store sales were up 5% compared to the prior year. Total sales in the third quarter of 2004 were up 4% to $1,101.5 million, compared to total sales of $1,063.6 million for the previous year. Third quarter 2004 wireless communications department sales were up 19%.

"Strong wireless and computer department sales along with greater cost leverage versus last year positively impacted our bottom line," said Leonard Roberts, chairman and chief executive officer. "Our decisions and execution throughout the organization continue to drive higher profit and better returns for our shareholders."

RadioShack leveraged selling, general and administrative (SG&A) expenses as a percent of sales by 193 basis points. SG&A expenses decreased 1% in the third quarter of 2004 versus the prior year. The company remains fully committed to building upon the operational efficiency improvements it has achieved over the last two years.

RadioShack delivered its third quarter 2004 earnings in spite of a significantly lower financial contribution this year from line items below operating income. Roberts said, "The quality of our earnings this year along with growth initiatives that are ready for deployment in 2005 suggests a very promising future for RadioShack."

RadioShack reaffirms its 2004 earnings per share guidance of $2.07 to $2.09. The company also reaffirms its 2005 earnings per share growth rate guidance of 19% to 21%.

Today at 9:00 a.m. ET, management will host a conference call for interested investors followed by a question and answer period. The public is invited to listen to the call live on the Internet at www.radioshackcorporation.com on the Investor Relations page. The call will be replayed on the web site until January 7, 2005 at 11:59 p.m. ET.

Statements made in this news release which are forward-looking involve risks and uncertainties and are indicated by words such as "suggest" and other similar words or phrases. These uncertainties include, but are not limited to, economic conditions, product demand, competitive products and pricing, availability of products, the regulatory environment and other risks indicated in filings with the S.E.C. such as RadioShack's most recent Forms 10-K and 10-Q.

Fort Worth, Texas-based RadioShack Corporation (NYSE: RSH) is the nation's most trusted consumer electronics specialty retailer of wireless communications, electronic parts, batteries and accessories, as well as other digital technology products and services. With 6,874 RadioShack stores and dealer outlets nationwide at quarter's end, it is estimated that 94 percent of all Americans live or work within five minutes of one of them. The company's knowledgeable sales associates and brand position - "You've got questions. We've got answers.(R)" - support RadioShack's mission to demystify technology in every neighborhood in America. For more information on the company, visit the RadioShack Corporation web site at www.radioshackcorporation.com. For more information on RadioShack products and services, visit its e-commerce web site at www.radioshack.com.

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Income Statement (Unaudited)
(In millions, except per share amounts)
                                                 Three Months Ended        Increase/       Nine Months Ended        Increase/
                                                   September 30,           (Decrease)        September 30,          (Decrease)
                                               -----------------------   ------------   -----------------------   ------------
                                                  2004         2003      2004 vs 2003      2004         2003      2004 vs 2003
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net sales and operating revenues                $1,101.5     $1,063.6     $    37.9      $3,247.9     $3,158.9     $    89.0
Cost of products sold                              544.7        530.9          13.8       1,598.5      1,577.6          20.9
                                               ----------   ----------   ------------   ----------   ----------   ------------
Gross profit                                       556.8        532.7          24.1       1,649.4      1,581.3          68.1
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating expenses:
  Selling, general and administrative              415.2        421.4          (6.2)      1,230.3      1,235.8          (5.5)
  Depreciation and amortization                     24.4         23.3           1.1          73.3         68.8           4.5
                                               ----------   ----------   ------------   ----------   ----------   ------------
Total operating expenses                           439.6        444.7          (5.1)      1,303.6      1,304.6          (1.0)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Operating income                                   117.2         88.0          29.2         345.8        276.7          69.1

Interest income                                      1.7          1.9          (0.2)          5.9         11.4          (5.5)
Interest expense                                    (6.5)        (8.7)          2.2         (21.0)       (28.1)          7.1
Other income, net                                    --           8.9          (8.9)          2.0         12.0         (10.0)
                                               ----------   ----------   ------------   ----------   ----------   ------------
Income before income taxes                         112.4         90.1          22.3         332.7        272.0          60.7
Provision for income taxes                          42.7         33.0           9.7         126.4        100.8          25.6
                                               ----------   ----------   ------------   ----------   ----------   ------------
Net income                                      $   69.7     $   57.1     $    12.6      $  206.3     $  171.2     $    35.1
                                               ==========   ==========   ============   ==========   ==========   ============
Net income per share:
  Basic                                         $   0.44     $   0.34     $    0.10      $   1.28     $   1.01     $    0.27
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                       $   0.43     $   0.34     $    0.09      $   1.26     $   1.01     $    0.25
                                               ==========   ==========   ============   ==========   ==========   ============
Shares used in computing net income per share:
  Basic                                            160.0        166.1          (6.1)        161.6        168.8          (7.2)
                                               ==========   ==========   ============   ==========   ==========   ============
  Diluted                                          161.0        167.6          (6.6)        163.1        169.4          (6.3)
                                               ==========   ==========   ============   ==========   ==========   ============
Shares outstanding                                 158.8        164.5          (5.7)
                                               ==========   ==========   ============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
(In millions)
                                                                 Sept. 30, 2004  Dec. 31, 2003  Sept. 30, 2003
                                                                  -------------  -------------  -------------
Assets
Cash and cash equivalents                                           $  384.8       $  634.7       $  558.2
Accounts and notes receivable, net                                     158.0          182.4          121.4
Inventories, net                                                     1,032.0          766.5          914.6
Other current assets                                                    92.0           83.0           91.3
                                                                  -------------  -------------  -------------
  Total current assets                                               1,666.8        1,666.6        1,685.5

Property, plant and equipment, net                                     599.0          513.1          438.3
Other assets, net                                                       75.0           64.2           95.5
                                                                  -------------  -------------  -------------
Total assets                                                        $2,340.8       $2,243.9       $2,219.3
                                                                  =============  =============  =============

Liabilities and Stockholders' Equity
Short-term debt, including current maturities of long-term debt     $   85.3       $   77.4       $   39.5
Accounts payable                                                       426.9          300.2          409.8
Accrued expenses                                                       270.1          343.0          265.3
Income taxes payable                                                   115.9          137.5          150.2
                                                                  -------------  -------------  -------------
  Total current liabilities                                            898.2          858.1          864.8

Long-term debt, excluding current maturities                           508.9          541.3          546.5
Other non-current liabilities                                           80.9           75.2           81.3
                                                                  -------------  -------------  -------------
  Total liabilities                                                  1,488.0        1,474.6        1,492.6
                                                                  -------------  -------------  -------------
Stockholders' equity                                                   852.8          769.3          726.7
                                                                  -------------  -------------  -------------
Total liabilities and stockholders' equity                          $2,340.8       $2,243.9       $2,219.3
                                                                  =============  =============  =============

RADIOSHACK CORPORATION AND SUBSIDIARIES
Consolidated Statements of Cash Flows (Unaudited)
(In millions)
                                                         Nine Months Ended
                                                           September 30,
                                                         2004         2003
                                                      ----------   ----------
Cash flows from operating activities:
 Net income                                            $ 206.3      $ 171.2
  Adjustments to reconcile net income to net cash
   provided by operating activities:
   Depreciation and amortization                          73.3         68.8
   Other items                                            11.3         15.9
  Changes in operating assets and liabilities:
   Receivables                                            24.7         77.6
   Inventories                                          (265.5)        54.2
   Other current assets                                   (9.7)       (11.7)
   Accounts payable, accrued expenses and income
    taxes payable                                         43.6         33.7
                                                      ----------   ----------
Net cash provided by operating activities                 84.0        409.7
                                                      ----------   ----------

Cash flows from investing activities:
 Additions to property, plant and equipment             (164.1)       (88.6)
 Proceeds from sale of property, plant and equipment       2.4          0.3
 Proceeds from sale of installation subsidiary              -           4.7
 Other investing activities                              (11.4)        (2.5)
                                                      ----------   ----------
Net cash used in investing activities                   (173.1)       (86.1)
                                                      ----------   ----------
Cash flows from financing activities:
 Purchases of treasury stock                            (206.3)      (209.4)
 Sales of treasury stock to employee stock plans          27.3         27.1
 Proceeds from exercise of stock options                  41.7          6.4
 Changes in short-term borrowings, net                    16.1        (16.0)
 Repayments of long-term borrowings                      (39.6)       (20.0)
                                                      ----------   ----------
Net cash used in investing activities                   (160.8)      (211.9)
                                                      ----------   ----------

Net (decrease) / increase in cash and cash
 equivalents                                            (249.9)       111.7
 Cash and cash equivalents, beginning of period          634.7        446.5
                                                      ----------   ----------
 Cash and cash equivalents, end of period              $ 384.8      $ 558.2
                                                      ==========   ==========